SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): November 1, 1998


                        LEXINGTON HEALTHCARE GROUP, INC.
                        --------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                                             06-1468252
--------                         -------------                       ----------
(State or other             (Commission File Number)           (I.R.S. Employer
jurisdiction of organization)                               Identification No.)

1557 New Britain Avenue
Farmington, Connecticut                                                  06032
-----------------------                                                  -----
(Address of Principal Executive Office)                             (Zip Code)

Registrant's telephone number, including area code: (860) 674-2700

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address; if changed since last report)

ITEM 5. ENTERING INTO MANAGEMENT AGREEMENT

            On November 1, 1998, Lexington Healthcare Group, Inc. ("Lexington") entered into a Triple Net Management Agreement (the "Agreement") with SunRise Healthcare Corporation to manage four skilled nursing facilities located in Connecticut. As part of the Agreement, Lexington received an option to purchase and/or lease these four facilities and an additional facility. Pursuant to the Agreement, Lexington intends to book all revenues and expenses of operating the four homes.

ITEM 7. EXHIBITS

      99.1  Press Release dated August 10, 1998

      99.2  Press Release dated November 2, 1998

      99.3  Press Release dated November 17, 1998

      99.4 Triple Net Management Agreement dated October 19, 1998 among SunRise Healthcare Corporation and Lexington Healthcare Group, Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    LEXINGTON HEALTHCARE GROUP, INC.


                                    By:  /s/ Harry Dermer
                                        ------------------------------
                                          Harry Dermer
                                          President


Dated:  February 2, 1999

                                        3